UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23575

            KKR Real Estate Select Trust Inc.

(Exact name of registrant as specified in charter)

  30 Hudson Yards, New York, NY 10001

(Address of principal executive offices) (Zip code)

Lori Hoffman, Esq.

Megan Gaul

KKR Registered Advisor LLC

30 Hudson Yards

             New York, NY 10001

(Name and address of agent for service)

Copies to:

Rajib Chanda, Esq.

Benjamin C. Wells, Esq.

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Registrant’s telephone number, including area code: (212) 750-8300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR for the fiscal year ended December 31, 2023, originally filed with the Securities and Exchange Commission on March 5, 2024 (the “Report”). The purpose of this amendment is to include the audited financial statements relating to the Registrant’s significant subsidiaries – AIP-PMR Industrial 3-Pack LP, KRE HQ at First LLC, KRE 300 Pine, LLC and KRE MREG City Ave Venture LLC – as of and for the year ended December 31, 2023, and updated certifications, attached as Exhibit 99. Apart from the inclusion of audited financial statements relating to the Registrant’s significant subsidiaries, this amendment does not amend, update or change any other items or disclosures found in the Report, and the Report, including Items 1 through 12 thereof, is hereby incorporated by reference. Item 13 thereof is updated hereby to include updated certifications. This Amendment should be read in conjunction with the Report.

Item 1. Reports to Stockholders. The audited financial statements relating to the Registrant’s significant subsidiaries are included below. The remainder of Item 1 is incorporated herein by reference to the Report.

AIP-PMR Industrial 3-Pack LP

Consolidated Financial Statements as of and for the year ended

December 31, 2023 and Independent Auditor’s Report

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Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112
USA
Tel: +1 212 492 4000
Fax: +1 212 489 1687
www.deloitte.com

INDEPENDENT AUDITOR’S REPORT

To AIP-PMR Industrial 3-Pack LP:

Opinion

We have audited the consolidated financial statements of AIP-PMR Industrial 3-Pack LP (the “Partnership”), which comprise the consolidated balance sheet as of December 31, 2023, and the related consolidated statements of operations, changes in partners’ equity and cash flows for the year then ended, and the related notes to the consolidated financial statements (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Partnership as of December 31, 2023, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Partnership and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions,

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misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

March 19, 2024

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AIP-PMR Industrial 3-Pack LP

Consolidated Balance Sheet

December 31, 2023

Assets
Investments in real estate, at cost	$157,492,883
Accumulated depreciation	(12,631,385)

Investments in real estate, net	144,861,498

Cash and cash equivalents	1,081,732
Tenant and other receivables, net	1,183,867
Straight-line rent receivable	1,618,068
Note receivable	251,939
Intangible assets, net	6,262,565
Interest rate derivative, held at fair value	2,143,972
Prepaid expenses and other assets	265,023

Total assets	$157,668,664

Liabilities and partners’ equity

Mortgage notes payable, net	$107,424,140
Accounts payable and accrued expenses	1,618,743
Due to partner	251,939
Intangible liabilities, net	1,525,007

Total liabilities	$110,819,829

Commitments and Contingencies (Note 10)
Partners’ equity	49,481,062
Accumulated deficit	(2,632,227)

Total equity	46,848,835

Total liabilities and partners’ equity	$157,668,664

See accompanying notes to the consolidated financial statements.

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AIP-PMR Industrial 3-Pack LP

Consolidated Statement of Operations

For the year ended December 31, 2023

REVENUES
Rental revenue	$10,966,874
Other income	78,447

Total revenues	11,045,321

EXPENSES
Property operating	520,423
Real estate taxes	788,762
Property management fees	173,699
Depreciation and amortization	4,918,579
Interest expense	6,157,250
Asset management fees	94,775
General and administrative	93,350

Total expenses	12,746,838

Realized and unrealized loss on interest rate derivative	(950,463)

Net loss	(2,651,980)

See accompanying notes to the consolidated financial statements.

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AIP-PMR Industrial 3-Pack LP

Consolidated Statement of Changes in Partners’ Equity

For the year ended December 31, 2023

	KREST Operating Partnership L.P. Equity	KREST Sparkle LLC Equity	Total Partners’ Equity
BALANCE—January 1, 2023	48,069,755	242,042	$48,311,797
Contributions	2,765,095	13,923	2,779,018
Distributions	(1,582,034)	(7,966)	(1,590,000)
Net loss	(2,638,694)	(13,286)	(2,651,980)
BALANCE—December 31, 2023	$46,614,122	$234,713	$46,848,835

See accompanying notes to the consolidated financial statements.

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AIP-PMR Industrial 3-Pack LP

Consolidated Statement of Cash Flows

For the year ended December 31, 2023

Cash flows from operating activities:
Net loss	$(2,651,980)
Adjustments to reconcile net loss to net cash provided by operating activities:
Realized and unrealized loss on sale of interest rate derivative	950,463
Depreciation and amortization	4,918,579
Amortization of above and (below) market leases	(239,911)
Amortization of deferred financing costs	65,381
Straight-line rent	(272,118)
Sale of interest rate derivative	918,662
Purchase of interest rate derivative	(2,583,833)
Changes in assets and liabilities:
Tenant and other receivables	(891,902)
Prepaid expenses and other assets	(60,063)
Accounts payable and accrued expenses	187,117
Due to partner	20,796
Other liabilities	(105,383)

Net cash provided by operating activities	255,808

Cash flows from investing activities:
Note receivable	(20,796)
Capital expenditures	(205,005)

Net cash used in investing activities	(225,801)

Cash flows from financing activities:
Contributions	2,779,018
Distributions	(1,590,000)
Payment of loan costs	(167,794)
Paydown of loan	(1,173,447)

Net cash used in financing activities	(152,223)

Increase in cash and cash equivalents	(122,216)

Cash and cash equivalents —Beginning of period	1,203,948

Cash and cash equivalents—End of period	1,081,732

Supplemental disclosure of cash flow information:
Cash paid for interest during the year	5,407,249

See accompanying notes to the consolidated financial statements.

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AIP-PMR Industrial 3-Pack LP

Notes to the Consolidated Financial Statements

December 31, 2023

1. ORGANIZATION AND DESCRIPTION OF BUSINESS

AIP-PMR Industrial 3-Pack LP, (f/k/a Industrial OpCo I LP, a Delaware limited partnership) (the “Partnership”) is a Delaware limited partnership formed on July 15, 2020. The use of the words “we,” “us,” or “our” in this report refers to the Partnership. The Partnership, directly or indirectly through its subsidiaries, is principally engaged in owning, managing and leasing industrial warehouse and distribution properties. There were no operations of the Partnership prior to the acquisition of a portfolio of industrial properties as described below.

During the year ended December 31, 2020, the Partnership acquired three warehouse and distribution properties from unrelated third parties. The total net purchase price was $164,000,000. This transaction was financed with new mortgage debt (see Note 5 —Debt, net) and cash. The portfolio is 100% occupied as of December 31, 2023. The information disclosed throughout this report with respect to number of properties, square feet, and occupancy is unaudited. Our properties are managed by AIP Manager LLC, a related party.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation and Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as established by the Financial Accounting Standards Board (“FASB”) in the Accounting Standards Codification (“ASC”), including modifications issued under Accounting Standards Updates (“ASUs”). The consolidated financial statements include the financial statements of the Partnership and its wholly owned subsidiaries. All intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

GAAP requires us to make a number of estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses in the consolidated financial statements, and the disclosure of contingent assets and liabilities. We base these estimates, judgments and assumptions on historical experience and various other factors that we believe to be reasonable under the circumstances, as discussed in the applicable sections throughout the consolidated financial statements. Actual results may differ from these estimates under different assumptions and conditions.

Investments in Real Estate

Rental property and improvements, including interest and other costs capitalized during construction, are included in investments in real estate and are stated at cost, less depreciation and amortization. Expenditures for ordinary repairs and maintenance are expensed as incurred. Significant renovations and improvements which improve or extend the useful life of the assets are capitalized. Rental property and improvements, excluding land, are depreciated over their estimated useful lives using the straight line method.

The table below shows the estimated useful lives by asset category:

Building	44-50 years

Building improvements	13-15 years

Tenant improvements	Shorter of the asset’s useful life or the non-cancelable term of lease.

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AIP-PMR Industrial 3-Pack LP

Notes to the Consolidated Financial Statements

December 31, 2023

Impairment of Long-Lived Assets

The Partnership periodically reviews long-lived assets to be held and used, for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. The value of a long-lived asset held for use is impaired only if management’s estimate of the aggregate future cash flows (undiscounted and without interest charges) to be generated by the asset (taking into account the anticipated holding period of the asset) is less than the carrying value. Such estimate of cash flows considers factors such as expected future operating income trends, as well as the effects of demand, competition and other economic factors. To the extent impairment has occurred, the loss will be measured as the excess of the carrying amount of the property over the estimated fair value of the asset and reflected as an adjustment to the basis of the asset. The Partnership reviews finite lived intangible assets for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. If the Partnership determines the carrying value of an intangible asset is not recoverable it will record an impairment charge to the extent its carrying value exceeds its estimated fair value. There was no impairment recorded in 2023.

If a property is considered held for sale, an impairment is recognized if the fair value of the property less the estimated cost to sell, is less than its carrying amount. Depreciation and amortization expense ceases once a property is considered held for sale. At December 31, 2023 no properties were considered held for sale.

Cash and Cash Equivalents

We consider all highly liquid investments with maturities at date of purchase of three months or less to be cash equivalents, except any such investments purchased with funds on deposit in escrow or similar accounts.

Credit Risk

We are subject to risks incidental to the ownership and sale of industrial real estate. These include, among others, the risks normally associated with changes in the general economic climate, trends in the real estate industry, availability of industrial real estate, changes in tax laws, interest rate levels, and availability of financing and potential liability under environmental and other laws.

The Partnership believe the estimates and assumptions underlying these financial statements are reasonable and supportable based on the information available as of December 31, 2023.

Due to Partner

The Partnership has made a loan to KREST Sparkle LLC, as evidenced by that certain Amended and Restated Non-Recourse Promissory Note dated December 2020 and is included in note receivable and due to partner on the balance sheet. Per the terms of the non-recourse promissory note, interest shall be compounded annually at a rate per annum equal to 5.0%. As of December 31, 2023, the note receivable balance is $251,939.

Deferred Leasing and Financing Costs

Deferred leasing costs consist primarily of direct costs incurred to execute new and renewal tenant leases including costs paid to third parties. Deferred leasing costs are amortized on a straight-line basis over the terms of the respective leases. We also record deferred leasing costs when allocating a portion of the purchase price to acquired in-place leases if applicable.

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AIP-PMR Industrial 3-Pack LP

Notes to the Consolidated Financial Statements

December 31, 2023

We defer fees and direct costs incurred to obtain financing. Deferred financing costs are amortized to expense using the straight-line method, which approximates the effective interest method, over the term of the loan to which they apply. Unamortized deferred financing costs are expensed when the related financing is repaid prior to its scheduled maturity date. These unamortized deferred financing costs are included within debt on the consolidated balance sheet.

The amortization of deferred financing is included in interest expense and leasing costs is included in depreciation and amortization, respectively, in the consolidated statement of operations.

Revenue Recognition

The Partnership’s revenues consist of rental revenue and other income.

Rental Revenue

Rental revenue is recognized in accordance with ASC Topic 842, Leases, and consists of (i) cash rents, which represents revenue each tenant pays in accordance with the terms of its respective lease and that is recognized on a straight-line basis over the non-cancelable term of the lease, and includes the effects of rent steps and rent abatements under the leases, (ii) amortization of acquired above and below-market leases, net, (iii) tenant reimbursements, which are recoveries of all or a portion of the operating expenses and real estate taxes of the Property and is recognized in the same period as the expenses are incurred and (iv) lease termination income. The Partnership’s leases, which comprise the lease-up of industrial space to tenants, primarily under non-cancellable operating leases, have terms generally ranging from five to fifteen years. Most of the Partnership’s leases provide tenants with extension options at either fixed or market rates and a number of its leases provide tenants with options to early terminate, but such options generally impose an economic penalty on the tenant upon exercising.

The Partnership evaluates the collectability of tenant receivables for payments required under the lease agreements. If the Partnership determines that collectability is not probable, the difference between rental revenue recognized and rental payments received is recorded as an adjustment to “rental revenue” in its consolidated statements of operations.

Other Income

Other income includes interest income on bank deposit and tenant late fees.

Fair Value Measurements

In some instances, certain of the Partnership’s assets and liabilities are required to be recorded or disclosed at fair value according to a fair value hierarchy pursuant to relevant accounting literature. This hierarchy ranks the quality and reliability of the inputs used to determine fair value, which are then classified and disclosed in one to three categories. We classify these inputs as follows:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which we have access at the date of measurement.

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

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AIP-PMR Industrial 3-Pack LP

Notes to the Consolidated Financial Statements

December 31, 2023

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based on the best available information.

The fair value measurement of the assets or liabilities within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Partnership. The Partnership considers observable data to be that market data which is readily available; regular distributed or updated; reliable and verifiable; not proprietary; or provided by multiple, independent sources that are actively involved in the relevant market. The categorization of an asset or liability within the hierarchy is based upon the pricing transparency of the asset or liability and does not necessarily correspond to the Partnership’s perceived risk of that asset or liability.

The fair value of financial instruments, generally including cash and cash equivalents, accounts receivable, prepaid expenses, other assets, accounts payable and accrued expenses, and other liabilities, approximates cost due to their short maturity and liquidity. The carrying value of debt as of December 31, 2023 approximates its fair value. See Note 6 regarding the fair value of the interest Rate Derivative instrument.

Income Taxes

The Partnership is treated as one entity for federal income tax purposes. Members are responsible for reporting their allocable share of the Partnership’s income, gains, deductions, losses, and credits on their respective tax returns. As a result, the Partnership is not subject to either federal, state, or local income taxes, as the obligation for the Partnership’s taxable income is its members. Therefore, no provision or liability for federal, state, or local income taxes has been included in the accompanying consolidated financial statements.

Interest rate derivative

The Partnership’s derivative assets include interest rate derivatives that effectively manage the risk above certain interest rates for the Partnership’s long-term variable rate debt. The Partnership does not intend to utilize derivatives for speculative or other purposes other than interest rate risk management. The Partnership has not designated the interest rate derivatives as hedging instruments and as such, changes in the fair value of the instruments are recorded in unrealized gain on interest rate derivative. The interest rate derivative positions are valued using models developed by the respective counterparty that use as their basis readily available observable market parameters (such as forward yield curves) and are classified within Level 2 of the valuation hierarchy. The Partnership considers the credit risk of its counterparties when evaluating the fair value of its derivatives.

Recently Issued Accounting Pronouncements Not Materially Impacting the Partnership’s Financial Statements

In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform, establishing ASC Topic 848, and amended the standard thereafter through ASU No. 2021-01 and ASU No. 2022-06 (collectively, “ASC 848”). ASC 848 provides optional practical expedients and exceptions related to the impacts of reference rate reform that affect certain debt, leases, derivatives and other contracts if certain criteria are met. The amendments apply only to contracts and hedging relationships that reference LIBOR or another reference rate expected to be discontinued due to reference rate reform. These amendments are effective immediately and may be applied prospectively to contract modifications made and hedging relationships entered into or evaluated on or before December 31, 2024. During the year ended December 31, 2023, the Partnership

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AIP-PMR Industrial 3-Pack LP

Notes to the Consolidated Financial Statements

December 31, 2023

adopted ASU 2020-04. The adoption of ASU 2020-04 did not have a material impact on the Partnership’s consolidated financial statements.

In June 2016, the FASB issued an amendment on measurement of credit losses on financial assets held by a reporting entity at each reporting date ASU 2016-13, Financial Instruments – Credit Losses, “Topic 326”). Topic 326 requires the use of a new current expected credit loss (“CECL”) model in estimating allowances for doubtful accounts with respect to accounts receivable, straight-line rents receivable and notes receivable. The CECL model requires the Partnership to estimate its lifetime expected credit loss with respect to these receivables and record allowances that, when deducted from the balance of the receivables, represent the estimated net amounts expected to be collected. In November 2018, the FASB issued an amendment to clarify that operating lease receivables recorded by lessors (including straight line rent) are explicitly excluded from the scope of this guidance. This guidance is effective for fiscal years, and for interim reporting periods within those fiscal years, beginning after December 15, 2022 for non-public entities. The Partnership adopted this guidance effective January 1, 2023. The adoption of this guidance did not have a material impact on the Partnership’s consolidated financial statements or disclosures.

3. INVESTMENTS IN REAL ESTATE

Investments in real estate, net as of December 31, 2023 consist of the following:

Land	$8,099,102
Buildings	137,560,008
Building improvements	10,570,408
Tenant improvements	1,263,365

Investments in real estate, gross	157,492,883
Accumulated depreciation	(12,631,385)

Investments in real estate, net	$144,861,498

We recorded depreciation of investments in real estate, which is included in depreciation and amortization on the consolidated statement of operations of $3,756,152 for year ended December 31, 2023.

4. INTANGIBLE ASSETS, NET

Intangible assets and other deferred leasing costs and intangible liabilities as of December 31, 2023 are as follows:

Intangible assets:
In-place lease intangibles	$5,774,039
Above market leases	66,324

Intangible assets	5,840,363

Accumulated amortization:
In-place lease intangibles	($2,224,464)
Above market leases	(30,277)

Accumulated amortization	(2,254,741)

Net intangible assets	3,585,622

Deferred leasing costs:
Leasing costs	$4,320,609
Accumulated amortization-leasing costs	(1,643,666)

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AIP-PMR Industrial 3-Pack LP

Notes to the Consolidated Financial Statements

December 31, 2023

Net deferred leasing costs	2,676,943

Intangible assets, net	$6,262,565

Intangible liabilities:
Leasing contracts-below market	($2,379,448)
Accumulated amortization-leasing contracts-below market	854,441

Intangible liabilities, net	($1,525,007)

Amortization of acquired above-market leases, net of amortization of acquired below-market leases, resulted in an increase to rental income of $239,911 for the year ended December 31, 2023. We recorded amortization of in-place lease intangibles and deferred leasing costs, which is included in depreciation and amortization on the consolidated statement of operations of $1,162,427 for year ended December 31, 2023.

Future amortization and accretion of intangible assets and liabilities for each of the five succeeding fiscal years are as follows:

	In-Place Lease Intangibles	Above Market Lease Intangibles	Leasing costs	Below Market Lease Intangibles
2024	$669,973	$9,706	$492,453	($249,617)
2025	669,973	9,706	492,453	(249,617)
2026	669,973	9,706	492,453	(249,617)
2027	601,266	6,929	448,370	(249,617)
2028	429,831	-	338,375	(249,617)
Thereafter	508,559	-	412,839	(276,922)
Total	$3,549,575	$36,047	$2,676,943	($1,525,007)

5. MORTGAGE NOTE PAYABLE, NET

The Partnership has a mortgage loan agreement with RBC Real Estate Capital Corp. In 2023, upon the second Extension Option, the Partnership paid financing costs of $167,794, which are capitalized on the balance sheet and amortized over the life of the loan to interest expense, on the combined consolidated statement of operations.

During August 2023, the Partnership repaid $1,173,447 in conjunction with the sale of a KREST Operating Partnership L.P. asset. As of December 31, 2023, the Partnership had total borrowings and loan commitments of $107,526,553.

The loan terms are summarized as follows:

Borrower	Interest Rate	Maturity Date	Debt at December 31, 2023
Trip Lot 10, LLC	SOFR+2.42%	8/9/2024	$39,963,871
Stover Owner, LLC	SOFR+2.42%	8/9/2024	34,226,483
Person Street Owner, LLC	SOFR+2.42%	8/9/2024	33,336,199

	Total Principal Outstanding		$107,526,553
	Unamortized Deferred Financing Charges		(102,413)

	Mortgage Note Payable, net		$107,424,140

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AIP-PMR Industrial 3-Pack LP

Notes to the Consolidated Financial Statements

December 31, 2023

The Partnership incurred financing costs which are being amortized over the life of the loan. The unamortized deferred financing costs balance was $102,413 as of December 31, 2023. The Partnership believes it is in compliance with all financial covenants as of December 31, 2023.

6. INTEREST RATE DERIVATIVES, HELD AT FAIR VALUE

The Partnership is exposed to interest rate risks as the interest rates on the mortgage notes payable are variable and fluctuations may increase the cost of borrowing. As required by the Lender, the Partnership enters into interest rate cap derivatives to manage the Partnership’s exposure to interest rate risks. Under the interest rate derivative agreement, the Partnership is entitled to receive payments from the counterparty if interest rate rises above a threshold.

As discussed in Note 2, the interest rate derivatives are carried on the balance sheet at fair value. The fair value of the interest rate derivative was determined using widely accepted valuation techniques, including discounted cash flow analysis based on the contractual terms of the derivative using the period to maturity of the instrument, and observable market-based inputs which include interest rate curves and implied volatilities. Therefore, the fair value determined is considered to be based on significant other observable inputs (Level 2).

In addition, the Partnership considers counterparty risk of nonperformance in determining the fair value of the interest rate derivative by estimating the current and potential future exposure under the interest rate derivative. As of December 31, 2023, the counterparty risk valuation adjustment did not comprise a material portion of the fair value of the interest rate derivative; therefore, the Partnership believes that any unobservable inputs used to determine the fair values of its interest rate derivative are not significant to the fair value measurement in its entirety and does not consider the interest rate derivative to be a Level 3 asset. As of December 31, 2023, the Partnership held one derivative position which is an interest rate swap with a notional amount of $476,492,109, and all-in swap interest rate of 3% and a maturity date of August 11, 2025.

The total amount paid in 2023 for the interest rate derivative was $2,583,833. The fair value of the interest rate derivative was $2,143,972 as of December 31, 2023.

7. REVENUE

The Partnership’s revenues consist of rental revenues and other income. The following table sets forth the details of the Partnership’s revenues.

For the Year Ended December 31, 2023
Rental revenue	$10,966,874
Other income (1)	78,447

Total Revenue	$11,045,321

(1)	Primarily composed of interest income and tenant late fees

The components of rental revenue for the year ended December 31, 2023 were as follows:

Fixed lease payment	$8,233,402
Variable lease payment	2,733,472

Total lease payment	$10,966,874

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AIP-PMR Industrial 3-Pack LP

Notes to the Consolidated Financial Statements

December 31, 2023

We lease our operating properties to tenants under long-term operating leases with rent generally payable monthly. The future minimum base rent to be received under non-cancelable tenant operating leases as of December 31, 2023, is summarized as follows:

2024	$7,901,078
2025	8,085,009
2026	8,273,266
2027	7,265,825
2028	5,740,864
Thereafter	7,083,905

Total	$44,349,947

We are subject to the usual business risks associated with the collection of the above scheduled rents.

In addition to minimum rents, the leases typically provide for other rents, which reimburse us for specific property operating expenses, insurance and real estate taxes. For the year ended December 31, 2023, $2,733,472 was earned and included in rental income on the consolidated statement of operations. Leases can also provide for additional rent based on increases in the Consumer Price Index (“CPI”). These amounts are not included in the table above.

8. RELATED PARTY TRANSACTIONS

Our properties are managed by AIP Manager LLC, a related party. AIP Manager LLC earns property management fee revenue equal to the amount of management fees charged to and paid by tenants pursuant to each tenant lease, less the amount paid to a third party manager. For the year ended December 31, 2023 such amount totaled $44,390 and is included in property management fees on the consolidated statement of operations. At December 31, 2023, the amount due to AIP Manager LLC was $11,565 and was included in accounts payable and accrued expenses on the consolidated balance sheet.

AIP Manager LLC also earns asset management fee revenue. For the year ended December 31, 2023, such amount totaled $94,775 and is included in asset management fees on the consolidated statement of operations. At December 31, 2023, the amount due to AIP Manager LLC was $8,403 and was included in accounts payable and accrued expenses on the consolidated balance sheet.

9. MANAGEMENT AGREEMENT

The Partnership pays property management fees to Jones Lang Lasalle, a third party, for management of the Partnership’s properties and accounting services. For the year ended December 31, 2023, the

Partnership incurred fees of $129,309, included within property management fees on the consolidated statement of operations.

At December 31, 2023, the amount due to Jones Lang Lasalle was $10,854 and was included in accounts payable and accrued expenses on the consolidated balance sheet.

16

AIP-PMR Industrial 3-Pack LP

Notes to the Consolidated Financial Statements

December 31, 2023

10. COMMITMENTS AND CONTINGENCIES

Environmental — As an owner of real estate, we are subject to various environmental laws of federal, state, and local governments. Compliance with existing environmental laws has not had a material adverse effect on our financial condition and results of operations, and we do not believe it will have such an impact in the future. However, we cannot predict the impact of unforeseen environmental contingencies or new or changed laws or regulations on our properties, properties that we have sold, or on properties that may be acquired in the future.

Litigation — We are presently not subject to material litigation nor, to our knowledge, is any material litigation threatened against us, other than routine actions for alleged negligence and other claims and administrative proceedings arising in the ordinary course of business. We do not expect any litigation to have a material impact on our financial condition, results of operations, or liquidity.

11. SUBSEQUENT EVENTS

The Partnership has evaluated events occurring subsequent to the consolidated balance sheet date through March 19, 2024, the date the consolidated financial statements were available to be issued and no additional events required disclosure.

17

KRE HQ AT FIRST LLC

Consolidated Financial Statements

As of December 31, 2023

(And Independent Auditor’s Report thereon)

KRE HQ AT FIRST LLC

INDEPENDENT AUDITOR’S REPORT

To KRE HQ at First LLC:

Opinion

We have audited the consolidated financial statements of KRE HQ at First LLC and its subsidiaries (the “Company”), which comprise the consolidated balance sheet as of December 31, 2023, and the related consolidated statements of operations, changes in members’ equity and cash flows for the year then ended, and the related notes to the consolidated financial statements (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

March 15, 2024

KRE HQ AT FIRST LLC

Consolidated Balance Sheet

As of December 31, 2023

Assets:
Investment in real estate, at cost	$489,642,917
Less: Accumulated depreciation	(29,356,207)

Investment in real estate, net	460,286,710

Cash and cash equivalents	5,421,978
Note receivable	528,876
Intangibles, net	34,323,919
Leasing commissions, net	7,973,093
Deferred rent receivable	11,292,610
Other assets	2,008,848

Total assets	$521,836,034

Liabilities:
Mortgage notes payable, net	$401,639,717
Accounts payable and accrued expenses	1,179,475
Other liabilities	3,055,290

Total liabilities	405,874,482
Commitments and Contingencies (Note 8)

Members’ equity	115,961,552

Total liabilities and members’ equity	$521,836,034

See accompanying notes to consolidated financial statements.

3

KRE HQ AT FIRST LLC

Consolidated Statement of Operations

For the year ended December 31, 2023

Revenues:
Rental revenue	$38,139,587
Other income	303,147

Total revenue	38,442,734

Expenses:
Property operating expenses	10,149,964
General and administrative	208,565
Depreciation and amortization	14,113,656
Interest expense	12,873,003

Total expenses	37,345,188

Net income	$1,097,546

See accompanying notes to consolidated financial statements.

4

KRE HQ AT FIRST LLC

Consolidated Statement of Changes in Members’ Equity

For the year ended December 31, 2023

	KREST Operating Partnership L.P.	Drawbridge Asset Management, LLC	Total
Members’ equity at January 1, 2023	$126,825,411	$638,595	$127,464,006
Contributions from members	—	—	—
Distributions to members	(12,536,874)	(63,126)	(12,600,000)
Net income	1,092,047	5,499	1,097,546

Members’ equity at December 31, 2023	$115,380,584	$580,968	$115,961,552

See accompanying notes to consolidated financial statements.

5

KRE HQ AT FIRST LLC

Consolidated Statement of Cash Flows

For the year ended December 31, 2023

Cash flows from operating activities:
Net income	$1,097,546
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of real estate	12,147,396
Amortization of deferred financing costs	587,103
Amortization of acquired in-place lease value	1,241,436
Amortization of acquired above-market leases	1,878,924
Amortization of leasing commissions	724,824
Straight line rent	(4,100,368)
Change in certain operating assets and liabilities:
Other liabilities	89,822
Other assets	(300,778)
Accounts payable and accrued expenses	(472,863)
Interest income on note receivable	(26,576)

Net cash provided by operating activities	12,866,466

Cash flows from financing activities:

Distributions to members	(12,568,437)

Net cash used in financing activities	(12,568,437)

Net increase in cash and cash equivalents	298,029

Cash and cash equivalents at beginning of year	5,123,949

Cash and cash equivalents at end of year	$5,421,978

Supplemental disclosure of cash flow information:
Cash paid for interest	12,285,900

See accompanying notes to consolidated financial statements.

6

KRE HQ AT FIRST LLC

Notes to Consolidated Financial Statements

December 31, 2023

(1)	Organization and Basis of Presentation

KRE HQ at First LLC (the “Company”) is a Delaware limited liability company formed on June 24, 2021, with operations commencing on July 30, 2021. The Company was formed with the purpose of directly, or indirectly, acquiring, owning, and leasing certain real property related to an investment in San Jose, California.

The Company is a limited liability company (LLC). LLCs are formed in accordance with the laws of the state in which they are organized. An LLC is generally an unincorporated association of one or more persons, and no member shall be bound by, or personally liable for, the expenses, liabilities, or obligations of the individual company. The members are not obligated to restore capital deficits. The Company will continue in existence until dissolved in accordance with the provisions of the LLC operating agreement and is funded through the equity contributions of the members. Profits, losses, and distributions are generally allocated to the members in accordance with the provisions of the LLC operating agreement.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The consolidated financial statements include the financial statements of the Company and its wholly owned subsidiaries, KRE HQ at First Mezz B LLC, KRE HQ at First Mezz A LLC and KRE HQ at First Owner LLC. All intercompany transactions and balances have been eliminated in consolidation.

(b)	Investment in Real Estate, Net

Real estate investments are stated at cost less accumulated depreciation and amortization. The cost includes acquisitions, development and construction, and tenant improvements. Depreciation and amortization are recorded over estimated useful lives ranging from 5 to 40 years by use of the straight-line method. Tenant improvements are depreciated over the shorter of the estimated useful lives or the term of the related leases. Maintenance and repairs are expensed as incurred; major improvements and betterments are capitalized.

(c)	Cash and Cash Equivalents

The Company considers short-term investments with original maturities of 90 days or less to be cash equivalents. The Company’s cash balances may exceed amounts insured by the Federal Deposit Insurance Corporation. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

(d)	Deferred Financing Costs

Debt issuance costs are reflected as a reduction to the mortgage notes payable liability on the balance sheet. Deferred financing costs are recorded at cost and amortized to interest expense using the effective-interest method over the term of the related loan. As of December 31, 2023, the Company had deferred financing costs of $6,360,283 which is net of accumulated amortization of $1,418,832.

(e)	Impairment of Long-Lived Assets

The Company assesses the carrying value of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset, or group of assets, may not be recoverable. Impairment losses are recorded on long-lived assets when indicators of impairment are

7

KRE HQ AT FIRST LLC

Notes to Consolidated Financial Statements

December 31, 2023

present and the future undiscounted net cash flows estimated to be generated by those assets are less than the assets’ carrying amount. The Company recognizes an impairment loss to the extent the carrying amount exceeds the fair value of the assets. Fair value is determined through various techniques including discounted cash flow models, and third-party independent appraisals, as considered necessary. No impairment charges were recognized for the period ended December 31, 2023.

(f)	Acquisition Accounting

The Company accounts for the purchase of real estate as asset acquisitions. The related acquired physical assets, in-place leases, and customer relationships, if any, are recorded at their estimated fair values. The fair value of the acquired property is determined on an “as-if-vacant” basis considering a variety of factors, including the physical condition and quality of the properties, estimated rental and absorption rates, estimated future cash flows, and valuation assumptions consistent with current market conditions. The “as-if-vacant” fair value is allocated to land and building based on relevant information obtained in connection with the acquisition of the properties. The fair value of acquired in-place leases consists of the following components, as applicable (1) the estimated cost to replace the leases, including foregone rents during the period of finding a new tenant, foregone recovery of tenant pass-through costs, tenant improvements, and other direct costs associated with obtaining a new tenant, and (2) the above-market/below-market portion of the leases, determined by comparing the projected cash flows of leases in place to projected cash flows of comparable market-rate leases, measured over a period equal to the remaining noncancelable lease term for above-market leases, and the remaining noncancelable lease term plus the term of any below-market, fixed rate, renewal options for below-market leases. Acquired in-place lease value is amortized as amortization expense on a straight-line basis over the remaining term of the underlying lease, which was 13 years at acquisition. Acquired above-market and below-market leases are amortized on a straight-line basis as an adjustment to rental revenue over the remaining term of the underlying lease, which was 13 years at acquisition. Should a tenant terminate its lease, the unamortized portion of the acquired in-place lease value, acquired above-market leases and below-market leases associated with that tenant are written off to amortization expense or rental revenue.

(g)	Revenue Recognition

The Company’s revenues consist of rental revenue and other income.

Rental Revenue

Rental revenue is recognized in accordance with ASC Topic 842, Leases, and consists of (I) cash rents, which represents revenue each tenant pays in accordance with the terms of its respective lease that is recognized on a straight-line basis over the non-cancelable term of the lease, and includes the effects of rent steps and rent abatements under the leases, (ii) amortization of acquired above and below-market leases, net, (iii) tenant reimbursements, which are recoveries of all or a portion of the operating expenses and real estate taxes of the property and is recognized in the same period as the expenses are incurred and (iv) lease termination income, if any. The Company’s leases, which comprise the lease-up of office, garage and telecom space to tenants, primarily under non-cancellable operating leases, have terms generally ranging from five to fifteen years. Most of the Company’s leases provide tenants with extension options at either fixed or market rates and a number of its leases provide tenants with options to early terminate, but such options generally impose an economic penalty on the tenant upon exercising.

8

KRE HQ AT FIRST LLC

Notes to Consolidated Financial Statements

December 31, 2023

The Company evaluates the collectability of tenant receivables for payments required under the lease agreements. If the Company determines that collectability is not probable, the difference between rental revenue recognized and rental payments received is recorded as an adjustment to “rental revenue” in its consolidated statement of operations.

Other Income

Other income includes interest income. For the period ended December 31, 2023, the Company earned $303,147 of interest income, which consists of interest income from banks and notes receivable.

(h)	Income Taxes

The Company is an LLC. The Company is treated as a partnership for federal income tax purposes. Members are responsible for reporting their allocable share of the Company’s income, gains, deductions, losses, and credits on their respective tax returns. The Company is disregarded for income tax purposes as it is a multi-member LLC. As a result, the Company is not subject to either federal, state, or local income taxes, as the obligation for the Company’s taxable income is its members. Therefore, no provision or liability for federal, state, or local income taxes has been included in the accompanying consolidated financial statements.

(i)	Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions about future events. These estimates and the underlying assumptions affect the amounts of assets, liabilities, revenue, and expenses reported. Such estimates include the allocation of the purchase price of acquired real estate investments among tangible and intangible assets, determination of the useful life of property and other long-lived assets, and valuation and impairment analysis of long-lived assets and other long-lived assets. These estimates and assumptions are based on management’s best judgment and subject to change as conditions change.

(j)	Credit Risks

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions about future events. We are subject to risks incidental to the ownership and sale of real estate. These include, among others, the risks normally associated with changes in the general economic climate, trends in the real estate industry, availability of real estate, changes in tax laws, interest rate levels, and availability of financing and potential liability under environmental and other laws.

The Company believes the estimates and assumptions underlying these financial statements are reasonable and supportable based on the information available as of December 31, 2023.

9

KRE HQ AT FIRST LLC

Notes to Consolidated Financial Statements

December 31, 2023

(k)	Recently Issued Accounting Pronouncements Not Materially Impacting the Financial Statements

In June 2016, the Financial Accounting Standards Board (“FASB”) issued an amendment on measurement of credit losses on financial assets held by a reporting entity at each reporting date (Accounting Standards Update (“ASU”) 2016-13, Financial Instruments – Credit Losses, “Topic 326”). Topic 326 requires the use of a new current expected credit loss (“CECL”) model in estimating allowances for doubtful accounts with respect to accounts receivable, straight-line rents receivable and notes receivable. The CECL model requires the Company to estimate its lifetime expected credit loss with respect to these receivables and record allowances that, when deducted from the balance of the receivables, represent the estimated net amounts expected to be collected. In November 2018, the FASB issued an amendment to clarify that operating lease receivables recorded by lessors (including straightline rent) are explicitly excluded from the scope of this guidance. This guidance is effective for fiscal years, and for interim reporting periods within those fiscal years, beginning after December 15, 2022 for non-public entities. The Company adopted this guidance effective January 1, 2023. The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements or disclosures.

(3)	Investment in Real Estate, net and Related Lease Intangible Assets and Liabilities

As of December 31, 2023, real estate, net consists of the following components:

Land	$89,382,168
Building	357,123,366
Site improvements	1,718,298
Tenant improvements	41,419,085

Total investment in real estate, at cost	489,642,917

Accumulated depreciation	(29,356,207)

Investment in real estate, net	$460,286,710

Lease intangible assets and liabilities subject to amortization consist of the following as of December 31, 2023:

	Cost basis	Accumulated amortization	Net

Acquired in-place leases	$16,655,845	(3,000,137)	13,655,708
Acquired above-market leases	25,208,944	(4,540,733)	20,668,211
Leasing commissions	9,724,751	(1,751,658)	7,973,093

The weighted average amortization period for intangibles, net, and leasing commissions as of December 31, 2023, is 11 years. Amortization of above-market leases was $1,878,924 for the year ended December 31, 2023, and was recorded as a decrease to rental revenue on the accompanying consolidated statement of operations. Amortization of in-place leases and leasing commissions was $1,241,436 and

10

KRE HQ AT FIRST LLC

Notes to Consolidated Financial Statements

December 31, 2023

$724,824, respectively, for the year ended December 31, 2023, and was recorded to depreciation and amortization expense on the accompanying consolidated statement of operations.

At December 31, 2023 the estimated amortization in aggregate and for each of the next five years ending December 31 and thereafter is:

Assets

2024	$3,845,184
2025	3,845,184
2026	3,845,184
2027	3,845,184
2028	3,845,184
Thereafter	23,071,092

Total	$42,297,012

(4)	Mortgage Notes Payable

On July 30, 2021, the Company entered into a $408,000,000 mortgage loan agreement with JP Morgan Chase Bank, NA, and Barclays Capital Real Estate Inc. collectively as Lenders.

The loan terms are summarized as follows:

Mortgage Note	Interest Rate	Maturity Date	Debt Balance as of 12/31/2023

JP Morgan Chase Bank	2.970%	November 1, 2034	$285,600,000

Barclays Capital Real Estate	2.970%	November 1, 2034	$122,400,000

The following table summarizes the Company’s mortgage notes payable activity for the year ended December 31, 2023:

2023
Mortgage notes payable, beginning of period	408,000,000
Proceeds from notes payable	—
Debt issuance costs, net of amortization	(6,360,283)

Mortgage notes payable, net, end of period	401,639,717

11

KRE HQ AT FIRST LLC

Notes to Consolidated Financial Statements

December 31, 2023

(5)	Revenue

The Company’s revenue consists of rental revenue and other income. The Company leases office space to a tenant with a remaining term of 11 years, expiring in December 2034 with renewal options for additional terms. The components of rental revenue for the year ended December 31, 2023 were as follows:

2023

Fixed lease revenue	27,992,086
Variable lease revenue	10,147,501

Total rental revenue	38,139,587

The following is a schedule of future minimum rentals on non-cancelable operating leases as of December 31, 2023, for each of the five succeeding years commencing January 1, 2024.

2024	$26,502,240
2025	27,292,759
2026	28,111,542
2027	28,954,888
2028	29,823,535
Thereafter	198,698,175

$339,383,139

(6)	Members’ Equity

The Company’s outstanding membership interests are governed by their limited liability company agreement.

(7)	Transactions with Related Parties

Company Loan

The Company has made a loan (Company Loan) to Drawbridge Asset Management LLC (DAM), as evidenced by that certain Amended and Restated Non-Recourse Promissory Note dated August 13, 2021, in the principal amount of $538,375 and is included in note receivable on the balance sheet. Per the terms of the non-recourse promissory note, interest shall be compounded annually at a rate per annum equal to 5.0%. As of December 31, 2023, the note receivable balance is $528,876.

Property Management Fee

The property is managed by Drawbridge Realty Management LLC (“DRM”), an affiliate of the Company. DRM earns property management fees equal to the amount of management fees charged to and paid by tenants pursuant to each tenant lease, less the amount paid to a third-party manager. For the year ended December 31, 2023, the Company incurred property management fees of $669,781. As of December 31, 2023, the Company had $0 of unpaid property management fees.

(8)	Commitments and Contingencies

The Company is not subject to any material litigation nor to management’s knowledge is any material litigation currently threatened against the Company other than routine litigation, claims, and administrative

12

KRE HQ AT FIRST LLC

Notes to Consolidated Financial Statements

December 31, 2023

proceedings arising in the ordinary course of business. Management believes that such routine litigation, claims, and administrative proceedings will not have a material adverse impact on the Company’s consolidated financial position or results of operations.

(9)	Fair Value Disclosure

The Company’s financial instruments mainly consist of cash and cash equivalents, tenant receivables, accounts payable, accrued expenses and other liabilities. Due to the short-term nature of these instruments, the carrying amounts approximate fair value as December 31, 2023.

(10)	Subsequent Events

The Company has evaluated subsequent events from the consolidated balance sheet date through March 15, 2024, the date at which the consolidated financial statements were available to be issued. Based on this evaluation, there are no events that would require additional recognition or disclosure.

13

CONSOLIDATED FINANCIAL STATEMENTS

KRE 300 Pine, LLC and Subsidiaries

As of and for the Year Ended December 31, 2023

And Independent Auditor’s Report Thereon

KRE 300 Pine, LLC and Subsidiaries

Consolidated Financial Statements

As of and for the year ended December 31, 2023

Deloitte & Touche LLP 30 Rockefeller Plaza New York, NY 10112 USA Tel: +1 212 492 4000 Fax: +1 212 489 1687 www.deloitte.com

INDEPENDENT AUDITOR’S REPORT

To KRE 300 Pine LLC

Opinion

We have audited the consolidated financial statements of KRE 300 Pine LLC and subsidiaries (the “Company”), which comprise the consolidated balance sheet as of December 31, 2023, and the related consolidated statements of operations, changes in member’s equity and cash flows for the year then ended, and the related notes to the consolidated financial statements (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

March 22, 2024

KRE 300 Pine, LLC and Subsidiaries

Consolidated Balance Sheet

As of December 31, 2023
Assets
Investment in real estate, cost	594,283,725
Less: Accumulated depreciation	(36,960,357)

Investment in real estate, net	557,323,368

Intangible assets, net	31,244,884
Cash and cash equivalents	2,244,281
Restricted cash	11,780,218
Straight line rent receivables	10,888,656
Tenant and other receivables	3,063,067
Notes receivable	530,980
Prepaid expenses and other assets	151,398

Total assets	$617,226,852

Liabilities and members’ equity
Liabilities:
Mortgage notes payable, net	$450,185,808
Accounts payable, accrued expenses and other liabilities	7,049,858
Below-market leases, net	30,524,841

487,760,507
Commitments and Contingencies (Note 9)

Members’ equity	129,466,345

Total liabilities and members’ equity	$617,226,852

See accompanying notes to the consolidated financial statements.

KRE 300 Pine, LLC and Subsidiaries

Consolidated Statement of Operations

As of December 31, 2023
Revenues:
Rental revenue	$43,957,402
Other income	304,962

Total revenues	44,262,364

Expenses:
Property operating expenses	7,935,245
Depreciation and amortization	16,868,321
Interest expense	16,432,488
Real estate taxes and insurances	2,216,437
Management fee	669,608
Utilities	779,518
General and administrative	133,891

Total expenses	45,035,508

Net income (loss)	$(773,144)

See accompanying notes to the consolidated financial statements.

KRE 300 Pine, LLC and Subsidiaries

Consolidated statement of Changes in Members’ Equity

As of and for the year ended December 31, 2023

	Puget Sound-G LLC	KREST Operating Partnership L.P.	URG Investors LLC	Preferred Equity	Total Members’ Equity
Members’ equity at January 1, 2023	$70,007,272	$71,428,512	$707,664	$111,041	$142,254,489
Transfer of common unitholder equity	—	—	—	—	—
Contributions from Common unitholders	—	—	—	—	—
Contributions from Preferred unitholders	—	—	—	—	—
Distributions to Common unitholders	(5,880,000)	(6,060,600)	(59,400)	—	(12,000,000)
Distributions to Preferred unitholders	—	—	—	(15,000)	(15,000)
Net income (loss)	(378,842)	(390,477)	(3,826)	—	(773,144)

Members’ equity at December 31, 2023	$63,748,430	$64,977,435	$644,438	$96,041	$129,466,345

See accompanying notes to the consolidated financial statements.

KRE 300 Pine, LLC and Subsidiaries

Consolidated Statement of Cash Flows

As of December 31, 2023
Cash flows from operating activities
Net income (loss)	$(773,144)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,182,823
Changes in assets and liabilities:
Change in tenant and other receivables	(1,817,578)
Change in prepaid expenses and other assets	76,644
Change in accounts payable and accrued expenses	(2,569,759)

Net cash provided by operating activities	9,098,986

Cash flows from investing activities
Additions to real estate	(144,318)

Net cash used in investing activities	(144,318)

Cash flows from financing activities

Distributions to common and preferred members	(12,000,000)

Net cash used in financing activities	(12,000,000)

Net decrease in cash and cash equivalents and restricted cash	(3,045,332)

Cash, cash equivalents, and restricted cash at December 31, 2022	17,069,831

Cash, cash equivalents, and restricted cash at December 31, 2023	$14,024,499

Reconciliation of cash and cash equivalents and restricted cash:
Cash and cash equivalents	$2,244,281
Restricted cash	11,780,218

Total cash, equivalents and restricted cash	$14,024,499

Supplemental disclosure of cash flow information
Mortgage interest paid	$15,901,680

Supplemental disclosure of noncash investing and financing activities:
Reversal of Accrued Capital expenditure	(861,677)

Total noncash investing and financing activities	$(861,677)

See accompanying notes to the consolidated financial statements.

KRE 300 Pine, LLC and Subsidiaries

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

As of and for the year ended December 31, 2023

1. Nature of the Business

KRE 300 Pine, LLC and Subsidiaries (the “Company”), a Delaware limited liability company, was formed on February 17, 2021 by KREST 300 Pine Member LLC (Original KKR Member). On April 28, 2021, Puget Sound-G LLC acquired an interest in the Company as investor member. The purpose of the Company is to acquire, own, manage, finance, sell, and otherwise deal with any real property investments.

On June 1, 2022 Original KKR Member transferred 100% of its ownership interest to KREST Operating Partnership L.P. (KKR Member) and URG 300 Pine Investors LLC (URG Member). Upon the date of the transfer, Original KKR Member ceased to be a member in the company after the transfer. KKR Member is the managing member.

The Company acquired ownership of a commercial office building comprised of 773,109 (unaudited) square feet that is subject to a commercial condominium (the “Project”). The Project was purchased on April 1, 2021 for a purchase price of $587,850,935 and is located in Seattle, WA. The purchase was financed with lender financing and Common Member equity contributions.

2. Limited Liability Company Agreement

The limited liability company agreement (the “Agreement”) contains, among other provisions, the following:

a.

Net earnings, as defined in the Agreement shall be allocated to the members in the ratios of their capital percentages. Gains or losses on the sale or other disposition of the Company assets shall be accounted for in accordance with provisions in the Agreement.

b.

Distributions, as determined shall be paid to the partners in the ratios of their capital percentages or until the promoted position is reached at which time distributions shall be paid in accordance with provisions in the Agreement. The Company made distributions of $12,000,000 to common unitholders and $15,000 to preferred unitholders for the year ended December 31, 2023.

c.	No withdrawal, disposition of an interest in the Company, or action to dissolve the Company shall be made without the written consent of all members or as provided in the Agreement.

KRE 300 Pine, LLC and Subsidiaries

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

As of and for the year ended December 31, 2023

3. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements are prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and include the accounts of the Company and its wholly owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts in the accompanying consolidated financial statements. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash equivalents are defined as highly liquid investments that have maturities of three months or less when purchased.

As of December 31, 2023, the Company had cash and cash equivalents deposited in certain financial institutions in excess of federally insured levels. Management regularly monitors the financial stability of these financial institutions in an effort to manage the Company’s exposure to any significant credit risk in cash and cash equivalents or restricted cash.

Restricted Cash

Restricted cash consists of escrow deposits held by lenders for tenant improvements, leasing commissions and real estate taxes. Substantially all restricted cash is held in demand deposits.

KRE 300 Pine, LLC and Subsidiaries

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

As of and for the year ended December 31, 2023

3. Summary of Significant Accounting Policies (continued)

Investment In Real Estate

Real estate assets are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets as follows:

Buildings, improvements, and land improvements	10-40 years
Tenant improvements	7-12 years

Major betterments where the investment extends the useful life of the assets are capitalized. Maintenance and repair costs are expensed as incurred.

Real estate assets are reviewed for impairment each reporting period if events or changes in circumstances indicate that the carrying amount may not be recoverable. In such an event, a comparison will be made of the current and projected cash flows of each property on an undiscounted basis to the carrying amount of such property. If the carrying amount exceeds the undiscounted cash flows, it would be written down to the estimated fair value to reflect impairment in the value of the asset. While we believe our estimates of future cash flows are reasonable, different assumptions regarding a number of factors, including market rents, economic conditions, cap rates, occupancies and the estimated hold period, could significantly affect these estimates and change the outcome of our analysis in the future. The determination of whether investment property is impaired requires a significant amount of judgment by management and is based on the best information available to management at the time of the evaluation. No impairment was recorded for the year ended December 31, 2023.

Intangible Lease Assets and Liabilities

Intangible lease values include in-place lease, acquired above-market lease assets, below-market lease liabilities, lease commissions, and capitalized legal costs which represent intangibles from the acquisition of operating properties. The estimated fair value of acquired in-place leases are the costs the Company would have incurred to lease the properties to the occupancy level of the properties at the date of acquisition. Such estimates include the fair value of leasing commissions, legal costs and other direct costs that would be incurred to lease the properties to such occupancy levels. Additionally, the Company will evaluate the time period over which such occupancy levels would be achieved. Such evaluation will include an estimate of the net market-based rental

KRE 300 Pine, LLC and Subsidiaries

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

As of and for the year ended December 31, 2023

3. Summary of Significant Accounting Policies (continued)

revenues and net operating costs (primarily consisting of real estate taxes, insurance, and utilities) that would be incurred during the lease-up period. Acquired in-place leases as of the date of acquisition are amortized to amortization expense over the remaining lease terms. Should a tenant terminate its lease, the unamortized portion of the in-place lease value is charged to amortization expense.

Acquired above-and below-market lease values are recorded based on the present value (using an interest rate that reflects the risks associated with the lease acquired) of the difference between the contractual amounts to be paid pursuant to the in-place leases and management’s estimate of fair market value lease rates for the corresponding in-place leases. The capitalized above- and below-market lease values are amortized as adjustments to rental revenue over the remaining lease terms, which include periods covered by bargain renewal options. Should a tenant terminate its lease, the unamortized portion of out-of-market lease value is charged to rental revenue.

Asset Acquisition

In accordance with Accounting Standards Codification (ASC) 805 – Business Combinations, the Company accounts for acquisitions of real estate as asset acquisitions. When acquiring real estate with existing buildings, the Company allocates the purchase price between land, buildings, and intangibles related to in-place leases, if any, based on their fair values. The fair value of intangible assets includes the value of net lease intangibles for in-place leases, above- or below-market rents and lease origination costs determined on a lease-by-lease basis. The capitalized values for lease related intangibles are amortized over the remaining term of the underlying leases. Acquisition costs are capitalized and allocated to the fair value of the assets acquired.

Tenant and Other Receivables

Tenant receivables consist primarily of amounts due from tenants for rental and operating expense payments in accordance with the tenants’ lease agreements. Refer to rental revenue policy for company’s assessment of collectability of receivables.

KRE 300 Pine, LLC and Subsidiaries

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

As of and for the year ended December 31, 2023

3. Summary of Significant Accounting Policies (continued)

Deferred Financing Costs

Deferred financing costs consist of direct costs incurred in obtaining debt financing (see Note 6). The unamortized balance of deferred financing costs as of December 31, 2023 is $4,814,192 and is included in Mortgage notes payable, net on the consolidated balance sheet. These costs are being amortized on a straight-line basis, which approximates the effective yield method, over the term of the notes and are included as component of interest expense. For the year ended December 31, 2023 $515,808 was amortized.

Revenue Recognition

The Company’s revenues consist of rental revenue and other income.

Rental Revenue

Rental revenue is recognized in accordance with ASC Topic 842, Leases, and consists of (i) cash rents, which represents revenue each tenant pays in accordance with the terms of its respective lease and that is recognized on a straight-line basis over the non-cancelable term of the lease, and includes the effects of rent steps and rent abatements under the leases, (ii) amortization of acquired above and below-market leases, net, (iii) tenant reimbursements, which are recoveries of all or a portion of the operating expenses and real estate taxes of the property and is recognized in the same period as the expenses are incurred and (iv) lease termination income. The Company’s leases, which comprise the lease-up of office, retail and storage space to tenants, primarily under non-cancellable operating leases, have terms generally ranging from five to fifteen years. Most of the Company’s leases provide tenants with extension options at either fixed or market rates and a number of its leases provide tenants with options to early terminate, but such options generally impose an economic penalty on the tenant upon exercising.

The Company evaluates the collectability of tenant receivables for payments required under the lease agreements. If the Company determines that collectability is not probable, the difference between rental revenue recognized and rental payments received is recorded as an adjustment to “rental revenue” in its consolidated statements of operations.

KRE 300 Pine, LLC and Subsidiaries

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

As of and for the year ended December 31, 2023

3. Summary of Significant Accounting Policies (continued)

Other Income

The Company earned $304,962 of interest income, which consists of interest income from banks and notes receivable for the year ended December 31, 2023.

Income Taxes

No provision for federal income taxes has been made in the accounts of the Company since such taxes are the liabilities of the members and the amounts thereof depend upon their respective tax situations. Further, the capital accounts and income reflected in the accompanying consolidated financial statements differ from amounts reported on federal income tax returns because of differences in accounting policies adopted for financial and tax reporting purposes.

The Company owns 100% of KRE 300 Pine REIT LLC (the REIT), and the REIT has been consolidated in the Company’s consolidated financial statements. To qualify as a REIT, the REIT must meet several organizational and operational requirements, including various asset and income tests. The Company was in compliance with all REIT requirements as of December 31, 2023.

The Company’s current accounting practices include the review of uncertain tax positions by management on a regular basis with adjustments and disclosures made in accordance with U.S. generally accepted accounting principles. The Company accounts for tax penalties and interest as a component of income tax expense. For the year ended December 31, 2023, no penalties and interest have been recorded in income tax expense.

Concentration of Risks

In the normal course of business, the Company encounters economic risk, including interest rate risk, credit risk, market risk, and concentration risk. Interest rate risk represents the difference between market interest rates and the fixed contractual rate of the Company’s obligations. Credit risk is the risk of default on the Company’s real estate investments that could result from one or more underlying tenants’ inability or unwillingness to make contractually required payments. Market risk reflects charges in the valuation of real estate investments held by the Company.

KRE 300 Pine, LLC and Subsidiaries

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

As of and for the year ended December 31, 2023

Recent Issued Accounting Pronouncements Not Materially Impacting the Company’s Financial Statements

In June 2016, the Financial Accounting Standards Board (“FASB”) issued an amendment on measurement of credit losses on financial assets held by a reporting entity at each reporting date (Accounting Standards Update (“ASU”) 2016-13, Financial Instruments - Credit Losses, “Topic 326”). Topic 326 requires the use of a new current expected credit loss (“CECL”) model in estimating allowances for doubtful accounts with respect to accounts receivable, straight-line rents receivable and notes receivable. The CECL model requires the Company to estimate its lifetime expected credit loss with respect to these receivables and record allowances that, when deducted from the balance of the receivables, represent the estimated net amounts expected to be collected. In November 2018, the FASB issued an amendment to clarify that operating lease receivables recorded by lessors (including straight line rent) are explicitly excluded from the scope of this guidance. This guidance is effective within those fiscal years, beginning after December 15, 2022, for non-public entities. The Company adopted this guidance effective January 1, 2023. The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements or disclosures.

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform, establishing ASC Topic 848, and amended the standard thereafter through ASU No. 2021-01 and ASU No. 2022-06 (collectively, “ASC 848”). ASC 848 provides optional practical expedients and exceptions related to the impacts of reference rate reform that affect certain debt, leases, derivatives, and other contracts if certain criteria are met. The amendments apply only to contracts and hedging relationships that reference LIBOR or another reference rate expected to be discontinued due to reference rate reform. These amendments are effective immediately and may be applied prospectively to contract modifications made and hedging relationships entered into or evaluated on or before December 31, 2024. During the year ended December 31, 2023, the Company adopted ASU 2020-04. The adoption of ASU 2020-04 did not have a material impact on the Company’s consolidated financial statements.

KRE 300 Pine, LLC and Subsidiaries

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

As of and for the year ended December 31, 2023

4. Revenue

The Company acquired noncancelable lease agreements, subject to various escalation clauses, with tenants for office and retail space at the Project. Additionally, of the Company’s revenues, 100% was generated in Seattle, WA. At December 31, 2023 731,220 square feet (unaudited) of the buildings total net rentable area of 773,109 square feet (unaudited), representing 95% of the Project’s net rentable area (NRA), was leased to tenants under operating leases.

The following lease exceeds 10% of the NRA of the Project:

	NRA Leased (In Square Feet)	Lease Expiration	% NRA Leased
Tenant in the technology industry	682,680	2033	88%

The components of rental revenue for the year ended December 31, 2023 were as follows:

Fixed lease payments	32,279,967
Variable lease payments	11,677,435

Total lease payments	43,957,402

KRE 300 Pine, LLC and Subsidiaries

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

As of and for the year ended December 31, 2023

4. Revenue (continued)

Future minimum rentals for the existing tenant leases from 2024 through 2028 and thereafter are as follows:

Fixed Future Minimum Rentals
Year ending December 31:
2024	26,617,985
2025	27,300,757
2026	27,983,616
2027	28,666,557
2028	29,292,728
Thereafter	137,284,172

$277,145,815

5. Investment in Real Estate

Investment in Real Estate, net, and related accumulated depreciation consist of the following:

As of December
31, 2023
Buildings and improvements	$441,304,274
Land	122,087,465
Tenant improvements	29,636,762
Construction in progress	1,255,224

Investment in real estate, at cost	594,283,725
Less: accumulated depreciation	(36,960,357)

Total investment in Real Estate, net	$557,323,368

KRE 300 Pine, LLC and Subsidiaries

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

As of and for the year ended December 31, 2023

5. Investment in Real Estate (continued)

Depreciation expense associated with Investment in real estate was $13,612,571 for the year ended December 31, 2023.

6. Intangible assets

Intangible assets, consist of the following as of December 31, 2023:

	Weighted Average Amortizable Life	Gross Carrying Amount	Accumulated Amortization	Total
Leases in place	9.40	$28,046,378	$(6,922,140)	$21,124,238
Above market leases	9.42	495,322	(95,527)	399,795
Leasing commissions	9.55	11,198,647	(1,507,000)	9,691,647
Deferred lease costs	8.85	33,645	(4,441)	29,204

Intangible assets		39,773,992	(8,529,108)	31,244,884

Below-market leases	10.41	(39,380,307)	8,855,466	(30,524,841)

Amortization of Intangible assets was $8,529,108 year ended December 31, 2023, and was recorded as amortization expense on the accompanying Consolidated Statement of Operations. Amortization of above market leases was $95,527 for the year ended December 31, 2023, and was recorded as a decrease to rental revenue on the accompanying Consolidated Statement of Operations.

Amortization of below market leases was $8,855,466 for the year ended December 31, 2023, and was recorded as an increase to rental revenue on the accompanying Consolidated Statement of Operations.

KRE 300 Pine, LLC and Subsidiaries

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

As of and for the year ended December 31, 2023

6. Intangible assets (continued)

Scheduled amortization on the intangible assets and liabilities for 2024 and thereafter are as follows:

	In-Place Leases	Above Market Lease Assets	Leasing Commissions	Deferred Lease Costs	Below Market Lease Liabilities
2024	2,333,939	42,456	918,753	3,058	(3,243,762)
2025	2,333,939	42,456	918,753	3,058	(3,243,762)
2026	2,333,939	42,456	918,753	3,058	(3,243,762)
2027	2,333,939	42,456	918,753	3,058	(3,243,762)
2028	2,333,939	42,456	918,753	3,058	(3,243,762)
Thereafter	9,454,543	187,515	5,097,882	13,914	(14,306,031)
	21,124,238	399,795	9,691,647	29,204	(30,524,841)

7. Notes payable

The Company entered into two loan agreements on April 1, 2021. The first loan which is the Senior Mortgage Loan was with DBR Investments Co. Limited. The loan is comprised of six separate notes. The second loan is a Mezzanine Loan with Deutsche Bank AG, New York Branch. Both loans bear interest at fixed rates. Monthly interest payments are due through the maturity date of May 5, 2033 for both the Senior and Mezzanine loans, at which time all unpaid interest and principal would be due. Both loans are collateralized by real estate. As of December 31, 2023, there were no instances of noncompliance with financial and non-financial covenants.

KRE 300 Pine, LLC and Subsidiaries

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

As of and for the year ended December 31, 2023

7. Notes payable (continued)

Description	Maturity Date	Rate as of December 31, 2023	Principal Balance as of December 31, 2023
Mortgage - A-1	May 5, 2033	3.005%	80,000,000
Mortgage - A-2	May 5, 2033	3.005%	60,000,000
Mortgage - A-3	May 5, 2033	3.005%	40,000,000
Mortgage - A-4	May 5, 2033	3.005%	33,000,000
Mortgage - A-5	May 5, 2033	3.005%	21,900,000
Mortgage -B	May 5, 2033	3.005%	155,100,000
Mezzanine - Note	May 5, 2033	6.100%	$65,000,000

Total Principal Outstanding			455,000,000
Unamortized Deferred Financing Charges			(4,814,192)

Mortgage Notes Payable, net			$450,185,808

8. Related party transactions

Management Fees

On April 1, 2021, the Company entered into a management agreement with Urban Renaissance Property Company LLC (URPC) to manage the operations of the property. URPC is an affiliate of KRE 300 Pine LLC. Under the management agreement, URPC receives property management fees equal to a percentage of gross receipts. URPC commenced earning a management fee when the property became operational on April 1, 2021. URPC earned $669,608 the year ended December 31, 2023. The management fees are expensed on the consolidated statement of operations. There were $53,701 in unpaid management fees as of December 31, 2023, in accrued expenses on the consolidated balance sheet. URPC also receives a construction management fee when URPC manages building improvement and tenant improvement work. URPC earned $40,662 in construction management fees in 2023. As of December 31, 2023, there were ($7,149) in unpaid construction management fees in accrued expenses on the consolidated balance sheet.

KRE 300 Pine, LLC and Subsidiaries

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (continued)

As of and for the year ended December 31, 2023

8. Related-Party Transactions (continued)

Other

The Company, as a unit holder in the 300 Pine Street Condominium (the Condo), is subject to the declarations, covenants, conditions, restrictions and reservations of the Condo. The Condo manages common interest expenses for the building through the approval of an annual budget that is approved by Condo board members. The Condo has three total units, and each unit has a voting share on the board of directors. The Company owns all three units, and thus has the majority voting interest of the board. Common interest expenses are allocated to the company on a consistent methodology amongst unit holders.

9. Commitments and Contingencies

The Company is not subject to any material litigation nor to the management’s knowledge is any material litigation currently threatened against the Company other than routine litigation, claims, and administrative proceedings arising in the ordinary course of business. Management believes that such routine litigation, claims, and administrative proceedings will not have a material adverse impact on the Company’s consolidated financial position or results of operations.

10. Fair Value Disclosures

The Company’s financial instruments mainly consist of cash and cash equivalents, tenant receivables, accounts payable, accrued expenses and other liabilities. Due to the short-term nature of these instruments, the carrying amounts approximate fair value at December 31, 2023.

11. Subsequent Events

Management has evaluated subsequent events through March 22, 2024, the date on which the consolidated financial statements were available to be issued. No subsequent events requiring recognition or disclosure in the consolidated financial statements for the year ended December 31, 2023, have been identified.

KRE MREG CITY AVE VENTURE LLC

CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2023

KRE MREG City Ave Venture LLC

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Auditors

To the Members of

KRE MREG City Ave Venture LLC

Opinion

We have audited the consolidated financial statements of KRE MREG City Ave Venture LLC (the “Company”), which comprise the consolidated balance sheet as of December 31, 2023, and the related consolidated statement of operations, changes in members’ equity and cash flows for the year then ended, and the related notes (collectively referred to as the “consolidated financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023, and the results of its operations, changes in members’ equity and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal

A member firm of Ernst & Young Global Limited

control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

March 18, 2024

A member firm of Ernst & Young Global Limited

KRE MREG City Ave Venture LLC

Consolidated Balance Sheet

As of December 31, 2023

(in thousands)

Assets
Real estate, net	$291,423
Acquired lease intangibles, net	828
Cash and restricted cash	8,779
Tenant accounts receivable	602
Prepaid expenses and other assets	461

Total Assets	$302,093

Liabilities and Members’ Equity
Mortgages payable, net	$255,534
Accounts payable, accrued expenses and other liabilities	4,450
Below market lease values, net	154

Total Liabilities	260,138

Members’ Equity	41,955

Total Liabilities and Members’ Equity	$302,093

The accompanying notes are an integral part of these consolidated financial statements.

5

KRE MREG City Ave Venture LLC

Consolidated Statement of Operations

For the Year Ended December 31, 2023

(in thousands)

Revenue
Rental revenue	$22,002
Other revenue	1,758

Total revenue	23,760

Expenses
Operating	10,427
Real estate taxes	2,067
Management fees	872
Depreciation and amortization	28,724

Total expenses	42,090

Interest income	104
Interest expense	(17,815)

Net loss	(36,041)

Net income attributable to preferred unit holders	14

Net loss attributable to members	$(36,055)

The accompanying notes are an integral part of these consolidated financial statements.

6

KRE MREG City Ave Venture LLC

Consolidated Statement of Changes in Members’ Equity

For the Year Ended December 31, 2023

(in thousands)

	KREST Operating Partnership, L.P.	MREG Main Line AIV, LP	MREG Presidential Promote LLC	Preferred Unit Holders	Total

Balance, December 31, 2022	$74,324	$3,920	$-	$-	$78,244

Contributions	-	-	-	125	125

Equity issuance costs	-	-	-	(46)	(46)

Distributions	(297)	(16)	-	(14)	(327)

Net (loss) income	(34,249)	(1,806)	-	14	(36,041)

Balance, December 31, 2023	$39,778	$2,098	$-	$79	$41,955

The accompanying notes are an integral part of these consolidated financial statements.

7

KRE MREG City Ave Venture LLC

Consolidated Statement of Cash Flows

For the Year Ended December 31, 2023

(in thousands)

Cash flows from operating activities
Net loss	$(36,041)
Adjustments to reconcile net loss to net cash used in operating activities:
Straight-line rent adjustment	(19)
Depreciation and amortization of real estate and acquired lease intangibles	28,634
Amortization of deferred financing costs	5,113
Changes in operating assets and liabilities:
Tenant accounts receivable	(368)
Prepaid expenses and other assets	(179)
Accounts payable, accrued expenses and other liabilities	772

Net cash used in operating activities	(2,088)

Cash flows from investing activities
Capital expenditures on real estate	(1,642)

Cash used in investing activities	(1,642)

Cash flows from financing activities
Preferred unit holder contributions	125
Payment of equity issuance costs	(18)
Preferred unit holder distributions	(14)
Member distributions	(313)

Net cash used in financing activities	(220)

Net decrease in cash and restricted cash	(3,950)
Cash and restricted cash, beginning of period	12,729

Cash and restricted cash, end of period	$8,779

Supplemental disclosure of cash flow information:
Cash paid for interest	$12,702

Supplemental disclosure of non-cash financing activities:
Accrued equity issuance costs	$28

The accompanying notes are an integral part of these consolidated financial statements.

8

KRE MREG City Ave Venture LLC

Notes to Consolidated Financial Statements

December 31, 2023

1.	Organization

KRE MREG City Ave Venture LLC (the “Company”) is a Delaware limited liability company formed on April 22, 2022 to own interests in subsidiaries which hold a fee simple interest in a mixed-use property (the “Property”) located in Philadelphia, Pennsylvania. The Company is governed by its Amended and Restated Limited Liability Company Agreement (the “LLCA”) dated October 12, 2022 (the “Commencement of Operations”), and its term shall continue until the sale or disposition of the Property, unless terminated earlier upon the occurrence of certain events, or otherwise extended in accordance with the LLCA.

The Company’s investment in the Property has been made through KRE MREG City Ave Venture REIT LLC (“REIT Subsidiary”), a wholly owned subsidiary. The REIT Subsidiary has elected to be taxed as a real estate investment trust (“REIT”) under the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), for U.S. federal income tax purposes. As such, the REIT Subsidiary is not subject to U.S. federal income tax.

2.	Summary of Significant Accounting Policies

Basis of Presentation and Principles of Consolidation

The consolidated financial statements are prepared in accordance with the Financial Accounting Standards Board’s (the “FASB”) Accounting Standards Codification (“ASC”), the authoritative reference for U.S. generally accepted accounting principles (“GAAP”).

The Company consolidates all entities that are controlled either through majority ownership or voting rights. The Company also identifies entities for which control is achieved through means other than through voting rights (a variable interest entity or “VIE”) using the analysis as set forth in ASC 810, Consolidation of Variable Interest Entities, and determines when and which variable interest holder, if any, should consolidate the VIE. The Company has no consolidated variable interest entities at December 31, 2023. All significant intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company maintains cash accounts which from time to time exceed the insured maximum of $250,000 per account. The Company considers all investments with original maturities of three months or less, at the time of acquisition, to be cash equivalents. The carrying amount of cash and cash equivalents approximates fair value.

Restricted Cash

Restricted cash includes tenant security deposits and reserve balances held by the Company’s lender for capital improvements, commercial leasing costs, tenant improvements, real estate taxes, and insurance. The carrying amount of restricted cash approximates fair value.

Real Estate

Real estate assets held for use are carried at historical cost and consist of land, buildings and improvements, furniture, fixtures and equipment. Expenditures for ordinary repair and maintenance costs are charged to expense as incurred. Expenditures for improvements, renovations, and replacements of real estate assets are capitalized and depreciated over their estimated useful lives if the expenditures qualify as betterments or the life of the related asset will be substantially extended beyond the original life expectancy. Depreciation is computed using a straight-line method

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KRE MREG City Ave Venture LLC

Notes to Consolidated Financial Statements

December 31, 2023

over the estimated useful lives ranging from 10 to 40 years.

Impairment

Real estate assets are evaluated for indicators of impairment when events or changes in circumstances occur that may indicate that the carrying amount of the real estate assets may not be recoverable from its use and eventual disposition. Factors that the Company may consider in its impairment analysis include, among others: (1) significant underperformance relative to historical or anticipated operating results; (2) significant negative industry or economic trends; (3) costs necessary to extend the life or improve the real estate asset; (4) significant increase in competition; and (5) ability to hold and dispose of the real estate asset in the ordinary course of business. A real estate asset is considered impaired when the sum of estimated future undiscounted cash flows expected to be generated by the real estate asset over the estimated remaining holding period is less than the carrying amount of such real estate asset. Cash flows include operating cash flows and anticipated capital proceeds generated by the real estate asset. If the sum of such estimated cash flows is less than the carrying amount of the real estate, an impairment charge is recorded equal to the excess of the carrying value of the real estate asset over the fair value. When determining the fair value of a real estate asset, the Company makes certain assumptions including, but not limited to, consideration of projected operating cash flows, comparable selling prices and projected cash flows from the eventual disposition of the real estate asset based upon the Company’s estimate of a capitalization rate and discount rate. There were no impairments of our real estate assets from Commencement of Operations through December 31, 2023.

Intangibles

The Company accounts for acquisitions of real estate in accordance with ASC 805, Business Combinations, which first requires that the Company determine if the real estate investment is the acquisition of an asset or a business combination. Under either model, the Company must identify and determine the fair value of any assets acquired and liabilities assumed. The Company generally views acquisitions of operating real estate properties as asset acquisitions, which results the capitalization of acquisition costs and the allocation of the purchase price to the assets acquired and liabilities assumed based on the relative fair values of each respective asset and liability.

Assets acquired and liabilities assumed include land, building, building improvements, tenant improvements, furniture, fixtures and equipment, mortgages payable, and identified intangible assets and liabilities, which generally consists of above or below market leases values, in-place lease values, and other lease-related values. In estimating fair values for purposes of allocating the purchase price of the Property to tangible assets acquired, the Company utilizes various methods including a market approach, which considers recent sales of similar properties, adjusted for differences in location and state of the physical asset, or a replacement cost approach, which considers the composition of structures acquired, adjusted for depreciation based on industry standard information and estimated useful lives of the acquired property. In estimating fair values for purposes of allocating the purchase price of the Property to intangible assets acquired, the Company considers the estimated cost of leasing the Property assuming the Property was vacant, the value of the current lease agreements relative to market-rate leases, and the estimation of total lease-up time including lost rents.

Revenue Recognition

The Company’s revenues are derived from lease agreements with tenants which are accounted for under ASC 842, Leases. Lease agreements generally provide for fixed rent payments, representing revenue each tenant pays in accordance with the terms of its respective lease, recognized on a straight-line basis over the lease agreement’s term. Rental revenue attributable to variable lease payments, including reimbursement of certain operating expenses, parking, and miscellaneous fees, are recognized as earned. Leases agreements with residential tenants are generally for one-year terms and lease agreements with commercial tenants are generally for periods of 5-10 years, both of which are renewable upon consent of both parties.

The Company evaluates the collectability of tenant receivables for payments required under the lease agreements. If the Company determines that collectability is not probable, the Company recognizes any difference between revenue recognized to date and payments that have been collected from the tenant to date as a current period adjustment to rental revenue.

KRE MREG City Ave Venture LLC

Notes to Consolidated Financial Statements

December 31, 2023

Deferred Financing Costs

Costs related to obtaining and assuming the mortgages payable are presented on the consolidated balance sheet as a direct deduction from the carrying amount of the associated obligation. These costs are amortized over the contractual term of the related obligation as interest expense using the effective interest method.

Equity Issuance Costs

Certain costs related to equity offerings, including legal, professional, accounting and other third-party fees that are directly associated with equity offerings are recorded in equity as a reduction of members’ equity. During the year ended December 31, 2023, the Company incurred $46,000 of equity issuance costs in connection with the issuance of preferred units.

Risks and Uncertainties

The Company, as an owner of real estate assets, is subject to various environmental laws of federal and local governments. Compliance by the Company with existing laws has not had a material adverse effect on the Company’s financial position or results of operations, and management does not believe it will have such an impact in the future. However, the Company cannot predict the impact of new or changed laws or regulations on the Property.

The REIT Subsidiary is subject to significant tax risks. If the REIT Subsidiary fails to maintain its qualification as a REIT in a given taxable year, it may be subject to penalties as well as federal, state and local income tax on its taxable income, which could be material. It would also not be able to qualify as a REIT for the subsequent four taxable years, unless entitled to relief under certain statutory provisions.

A REIT must distribute at least 90% of its taxable income to its stockholders, determined without regard to the deduction for dividends paid and excluding net capital gains. In addition to the 90% distribution requirement, a REIT is subject to a nondeductible excise tax if it fails to make certain minimum distributions by calendar year-end. The excise tax imposed is equal to 4% of the excess of the required distribution (specified under U.S. federal tax law) over the distributed amount for such year. Distribution of the remaining balance may extend until timely filing of the REIT’s tax return in the subsequent taxable year. Qualifying distributions of taxable income are deductible by a REIT in computing taxable income.

In early 2022, the U.S. Federal Reserve began a campaign to combat inflation by increasing interest rates. While there still remains a risk that the U.S. Federal Reserve will continue to increase interest rates if inflation persists or accelerates, recent moderation in inflationary pressures have reduced likelihood of such increases. Through recent public statements, the U.S. Federal Reserve has indicated that if inflation continues to moderate, it will consider cutting interest rates during 2024. Despite this potential reversal in policy, rates have risen 5.25% since 2022 and remain high relative to recent historical trends. The current and future financial, economic and capital markets environment could remain uneven, and presents uncertainty and risk with respect to the performance of the Company’s real estate assets, and the Company’s financial condition, results of operations, liquidity, and ability to make distributions.

KRE MREG City Ave Venture LLC

Notes to Consolidated Financial Statements

December 31, 2023

3.	Real Estate

At Commencement of Operations, the Company acquired the Property and upon acquisition, $302.2 million of the purchase price was allocated to tangible assets including $74.5 million to land, $218.1 million to building and improvements, $8.4 million to furniture, fixtures, and equipment, and $1.2 million to tenant improvements.

As of December 31, 2023, real estate consisted of the following ($ in thousands):

December 31, 2023
Land	$74,476
Building and improvements	219,268
Tenant improvements	1,219
Furniture, fixtures and equipment	8,802

Total real estate	303,765
Less: accumulated depreciation	(12,342)

Total real estate, net	$291,423

Depreciation expense for the year ended December 31, 2023 approximated $8.6 million.

4.	Intangibles

Upon acquisition of the Property, $25.9 million of the purchase price was allocated to intangible assets including $25.3 million to in-place leases, $0.1 million above market leases, $0.3 million to below market leases, and $0.8 million to other lease related values.

As of December 31, 2023, the Company’s intangibles are comprised of the following:

December 31, 2023
Acquired lease intangibles	$26,191
Accumulated amortization	(25,363)

Acquired lease intangibles, net	$828

Below market lease values	$308
Accumulated amortization	(154)

Below market lease values, net	$154

Amortization of in-place and other lease values for the year ended December 31, 2023 approximated $20.1 million and is included in depreciation and amortization on the consolidated statement of operations.

Amortization of above and below market lease values for year ended December 31, 2023 approximated $32,000 and $122,000, respectively, and is included in rental revenue on the consolidated statement of operations.

KRE MREG City Ave Venture LLC

Notes to Consolidated Financial Statements

December 31, 2023

As of December 31, 2023, the estimated amortization of these intangibles for the next five years is approximately as follows:

	Acquired Lease Intangibles	Below Market Lease Values
2024	$445	$81
2025	213	38
2026	155	33
2027	15	2
2028	-	-

Total	$828	$154

At acquisition, the weighted average amortization period for acquired lease intangibles was approximately 1.4 years and the weighted average amortization period for below market lease values was approximately 2.9 years.

5.	Mortgages Payable

Upon acquisition of the Property, the Company assumed financing from the prior owner in the form of a $290.0 million mortgages payable consisting of a $217.6 million senior mortgage payable, $57.4 million senior mezzanine loan, and a $15.0 million junior mezzanine loan (collectively, the “Mortgages Payable”). The Mortgages Payable are secured by interests in the Property and wholly owned subsidiaries of the REIT Subsidiary. Upon acquisition of the Property, $39.7 million of the purchase price was allocated to the assumed Mortgages Payable based on favorable terms compared to market.

The senior mortgage payable requires interest only payments at a fixed rate of 3.50% per annum and has a maturity date of September 8, 2029. The senior mortgage payable may be defeased in whole or in part without penalty ninety days prior to maturity, subject to customary terms and conditions, with defeasement allowed prior to such date subject to a prepayment fee.

The senior and junior mezzanine loans require interest only payments at fixed rates of 6.75% and 8.185% per annum, respectively, and have a maturity date of September 8, 2029. The senior and junior mezzanine loans may be defeased in whole or in part without penalty ninety days prior to maturity, subject to customary terms and conditions, with defeasement allowed prior to such date subject to a prepayment fee.

As of December 31, 2023, Mortgages Payable, net consisted of the following ($ in thousands):

December 31, 2023
Mortgages payable	$290,000
Purchase price adjustment	(39,682)
Deferred financing costs	(1,175)
Accumulated amortization	6,391

Total mortgage payable, net	$255,534

Amortization of deferred financing costs and discount for the year ended December 31, 2023 approximated $5.1 million and is included in interest expense on the consolidated statement of operations.

6.	Members’ Equity

KREST Operating Partnership, L.P. (the “Manager”) is the Manager of the Company. The Manager and MREG Main Line AIV, LP (the “MREG Member”) have made initial contributions in exchange for interests in the Company. MREG Presidential Promote LLC (“MREG Promote”, and together with the Manager and the MREG Member, the “Members”), is also a member however it has no obligation to make a contribution to the Company.

KRE MREG City Ave Venture LLC

Notes to Consolidated Financial Statements

December 31, 2023

Pursuant to the LLCA, all future capital contributions will be made by the members in accordance with the members’ respective percentage interests. All distributions will be made in accordance with the provisions of the LLCA.

Allocation of Profits and Losses

According to the provisions of the LLCA, each item of income, gain, loss, expense, deduction or credit of the Company shall be allocated among the Members pro-rata based on their initial capital contribution. Income and losses from the Company are generally allocated to the Members in a manner consistent with cash distribution priorities. Income and loss allocations are based on an assumed liquidation of the Company’s net assets at the end of the reporting period, including investments at reported fair value.

Preferred Units

In January 2023, the REIT Subsidiary issued 125 preferred units for gross proceeds of $125,000. Such preferred units earn a preferred return of 12.0% per annum, paid semi-annually.

7.	Related Party Transactions

The Company engaged Mack Property Management (Pennsylvania) LLC (“MPM”), an affiliate of the MREG Member, for property management, leasing services, and construction management for the Property pursuant to a management agreement (the “Management Agreement”). The management agreement, effective October 12, 2022, continues for a period of 12 months and generally shall automatically be extended for successive 1 year periods unless terminated earlier.

Property Management

Pursuant to the Management Agreement, the Company incurs monthly property management fees based upon gross rental receipts, as defined. For the year ended December 31, 2023, the Company incurred $640,000 of property management fees which are included in management fees on the consolidated statement of operations. As of December 31, 2023, $53,000 remains unpaid and is included in accounts payable, accrued expenses, and other liabilities on the consolidated balance sheet.

Leasing Services

Pursuant to the Management Agreement, the Company incurs leasing fees based upon total base rents for the first five years of new and renewed lease agreements, adjusted for any claw backs from third party brokers. For the year ended December 31, 2023, the Company has not incurred any leasing fees to MPM.

Construction Management

Pursuant to the Management Agreement and upon request, the Company incurs construction management fees based upon the total construction contract cost. For the year ended December 31, 2023, the Company has not incurred any construction management fees.

Asset Management

Pursuant to the LLCA, the Company incurs to an affiliate of the MREG Member monthly asset management fees based upon gross rental receipts, as defined. For the year ended December 31, 2023, the Company incurred $232,000 of asset management fees which are included in management fees on the consolidated statement of operations. As of December 31, 2023, $39,000 remains unpaid and is included in accounts payable, accrued expenses, and other liabilities on the consolidated balance sheet.

KRE MREG City Ave Venture LLC

Notes to Consolidated Financial Statements

December 31, 2023

8.	Rental Revenue

The Company has non-cancelable operating leases for space in the building. These leases provide for fixed rent payments, recognized on a straight-line basis, and variable rent payments, including reimbursement of certain operating expenses, parking, and miscellaneous fees.

The future minimum fixed rentals under the Company’s non-cancellable leases for each of the next five years are as follows:

2024	$1,239
2025	916
2026	808
2027	118
2028	36

Total	$3,117

9.	Income Taxes

The Company accounts for uncertain tax positions according to GAAP. This guidance prescribes a comprehensive model for how an entity should recognize, measure, present and disclose in its financial statements uncertain tax positions that an entity has taken or expects to take on a tax return. As of December 31, 2023, the Company has not recorded any amounts for uncertain tax positions. The Company is taxed as a partnership for U.S. federal income tax purposes. As a result, the Members are responsible for reporting their allocable share of the Company’s taxable income, gains, deductions, losses and credit on the respective tax returns.

The Company has no income tax expense, deferred tax assets or deferred tax liabilities associated with any uncertain tax position for the operations of any entity included in the consolidated statement of operations. The Company’s tax returns are subject to audit by taxing authorities. The Company’s tax years ended December 31, 2022 and onward remain open to examination by major taxing jurisdictions to which the Company is subject.

The REIT Subsidiary has elected to be taxed as a REIT under Sections 856 through 860 of the Internal Revenue Code commencing with its taxable year ended December 31, 2022. As a result, the REIT Subsidiary is generally not subject to federal and state income tax on that portion of its income that it distributed to members if it distributed at least 90% of its taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gains, and complied with certain other requirements to qualify as a REIT. From Commencement of Operations through December 31, 2023, the REIT Subsidiary was in compliance with all REIT requirements. Additionally, no provision has been made for federal or state income taxes in the accompanying consolidated financial statements, as the REIT Subsidiary believes it has met the prescribed requisite requirements.

10.	Commitments and Contingencies

In the normal course of business, the Company may enter into contracts that contain a variety of representations and provide for general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. The Company expects the risk of future obligations under these indemnifications to be remote.

11.	Subsequent Events

The Company has assessed events through March 18, 2024, the date the Company’s financial statements were available to be issued and noted that no further disclosure is necessary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) KKR Real Estate Select Trust Inc.

By (Signature and Title)*	/s/ Billy Butcher
Billy Butcher, Chief Executive
Officer and President
(principal executive officer)

Date March 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Billy Butcher
Billy Butcher, Chief Executive
Officer and President
(principal executive officer)

Date March 26, 2024

By (Signature and Title)*	/s/ Megan Gaul
Megan Gaul, Chief Financial Officer, Chief
Accounting Officer and Treasurer
(principal financial officer)

Date March 26, 2024

* Print the name and title of each signing officer under his or her signature.

Item 13. Exhibits

(a)(1)	Code of Ethics is incorporated by reference the registrant’s annual report on Form N-CSR for the period ended December 31, 2021.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable to the registrant.

(a)(2)(2)	Not applicable to the registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.